                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.              811-06120
                               -------------------------------------------------

             THE FIRST ISRAEL FUND, INC.
        ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

             466 Lexington Avenue, New York, New York 10017-3140
        ------------------------------------------------------------------------
             (Address of Principal Executive Offices)      (Zip Code)

             The First Israel Fund, Inc.
             c/o Credit Suisse Asset Management, LLC.
             466 Lexington Avenue
             New York, New York 10017-3147
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 875-3500
                                                   ------------------
Date of fiscal year end:  September 30, 2003
                        --------------------------
Date of reporting period: September 30, 2002 to September 30, 2003
                         -----------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

THE FIRST ISRAEL FUND, INC.


ANNUAL REPORT
SEPTEMBER 30, 2003

[ISL LISTED NYSE(R) LOGO]

3917-AR-03

CONTENTS

Letter to Shareholders                                          1

Portfolio Summary                                               5

Schedule of Investments                                         6

Statement of Assets and Liabilities                             9

Statement of Operations                                        10

Statement of Changes in Net Assets                             11

Statement of Cash Flows                                        12

Financial Highlights                                           14

Notes to Financial Statements                                  16

Report of Independent Auditors                                 23

Results of Annual Meeting of Shareholders                      24

Tax Information                                                24

Description of InvestLink(SM) Program                          25

Information Concerning Directors and Officers                  28

LETTER TO SHAREHOLDERS

                                                                October 29, 2003

DEAR SHAREHOLDER:

We are writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the fiscal year ended September 30, 2003.

At September 30, 2003, total net assets of the Fund were approximately $52.6 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $31.1 million, with another $13.3 million in the Israeli and Israel-related companies listed and trading in the United States. Combined, these totaled $44.4 million, as compared to approximately $31.4 million on September 30, 2002. The Fund also held investments valued at approximately $7.1 million in unlisted securities, as compared to approximately $8.0 million on September 30, 2002. In percentage terms, at September 30, 2003, 95.4% of the Fund's net assets were invested in Israeli and Israeli-related companies, of which 84.5% were listed and trading on the TASE and in the United States and 10.9% were in unlisted securities.

At September 30, 2003, net asset value ("NAV") per share was $12.35, compared with $9.50 on September 30, 2002. The Fund's common stock closed on the New York Stock Exchange, Inc. on September 30, 2003 at $10.10 per share, representing a discount of 18.22% to the Fund's NAV.

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably New York and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in emerging markets.

PERFORMANCE

Based on NAV, the Fund had a gain of 34.07% for the 12 months, compared with increases of 49.01% and 28.31%, respectively, for the Morgan Stanley Capital International Israel Index* (the "MSCI Index") and the TA100 Index,** a broad-based local index of Israeli equities.

We attribute the Fund's underperformance with respect to the MSCI Index largely to its private equity holdings, which were negatively revalued during the fiscal year. From a sector-allocation perspective, one factor that hindered the Fund was its underexposure in the pharmaceutical/biotechnology area, which had a large gain for the 12 months. For diversification reasons, we remained underweighted in a sector that accounts for almost half of the MSCI Index (one stock alone accounted for about 40% of the index as of September 30, 2003).

On the positive side, stocks that helped outperform the TA100 Index included its holdings in the chemical, bank, software and Internet services areas.

THE ECONOMY: TRUE GRIT, AND THEN SOME

The resilience of Israel's economy and its equity market over the past year seems remarkable, given the serious challenges the country has been facing.

As this fiscal period got underway, Israel's economy was very weak, the victim of slow-to-no global economic growth and a steady stream of terrorist attacks from various Palestinian factions. On the political scene, unrest was growing about the possible long-term economic impact of rampant deficit spending. Interest rates were high, with little relief in sight.

Yet, all was not bleak. Investors, sensing that the economy was bottoming and that the worst might be over, plowed back into what was generally regarded as an oversold equity marketplace.

As the first quarter of 2003 got underway, Prime Minister Ariel Sharon called for a special election in March to name a new government, whose charge it was to develop and enact an emergency economic recovery program. Throughout this period, positive macroeconomic developments helped to spur investor interest in Israeli equities. The economy appeared to be stabilizing. The central bank, citing declining inflation and the government's efforts to rein in spending, began an unexpected cycle of interest rate cuts. Trade began to pick up. Even the beginning of armed conflict between Iraq and a U.S.-led coalition of countries seeking the ouster of Iraqi president Saddam Hussein failed to dishearten investors, who continued to drive equity prices higher.

More good economic news followed in the second quarter of this year. Interest rates declined, as did the rate of inflation. The shekel strengthened markedly against the U.S. dollar. In the political arena, the Knesset approved the proposed economic recovery plan. Peace talks with the Palestinian Authority were re-started. And the conclusion of Operation Iraqi Freedom proved to be a non-event for Israel, and a relief to investors who feared that the country might be the target of regional violence.

Israel offered a mixed blend of mostly positive news during the third quarter, leading some to speculate that for the first time in years its economy and equity market might be poised for a sustained advance. Among the more notable developments were:

POLITICS. The cease fire between Israel and the Palestinian Authority ended abruptly during the quarter with new instances of suicide bombings and attacks on military and civilian targets. Despite the breakdown in security, and other potentially destabilizing developments, however, the shekel remained essentially unchanged, an indication that such attacks were having less of an impact than in the past on global perceptions of Israel's future. Of perhaps more immediate interest was the shaky, but encouraging, launch of the government's 2004 budget approval process and questions about whether it would end in favor of fiscal conservatism or renewed deficit spending.

GROWING FOREIGN DIRECT INVESTMENT (FDI). Foreign direct investment in Israel, which tends to reflect a strategic, long-term outlook on the Israeli economy, totaled US$2.7 billion during the first eight months of this year. This was the highest level of FDI since 2000. In addition, Israeli deposits in overseas banks declined, a reversal of the significant cash outflows that plagued the country in recent years and perhaps a signal that Israel's economic fundamentals were improving.

MONETARY POLICY. On September 22, the Bank of Israel cut its key monetary interest rate by 40 basis points, to 6.1%, from 9.1% in December 2002. The bank cited controlled inflation and relative calm in the capital, foreign exchange and money markets, as among its justifications for the latest cut.

Even so, uncertainty about the economy and renewed violence with the Palestinians led Israeli stocks generally down for the quarter. Yet, for the year ended September 30, 2003, Israeli equities advanced smartly, ranking 11th in U.S. dollar returns out of the 50 individual country investment indices (ex-U.S.) managed and monitored by Morgan Stanley Capital International Inc.

Anticipating a new cycle of economic growth, we began this fiscal period fully invested in a broad array of Israeli equities and private companies. The notable exceptions during the October 2002 - March 2003 period were a deep underweight to Israel's technology sector, which we felt needed a good deal more time to recover, and a gradual increase in certain mid-cap companies that we felt might take off once the global and domestic economies revived.

In the second and third quarters of 2003, and, indeed, for much of this fiscal period, we were overweight the banking, insurance, real estate and small cap sectors, and underweight the pharmaceuticals and technology sectors. This said, as is usually the case, we focused not on sectors, per se, but on bottom up, fundamental analysis of companies of any stripe that we felt promised above average growth potential.

Going forward, we are and intend to remain underweight the major companies in the MSCI Index, as we feel their valuations and their volatility are excessive. Among exporters, we are overweight the chemical sector, primarily those companies that could benefit from cuts in energy and labor costs and the strengthening of the Euro against the U.S. dollar. With interest rates possibly heading lower, we are also overweight the banking sector. Finally, we continue to like certain high quality mid- and small-cap companies that we think have unrecognized values owing to their lack of institutional coverage.

OUTLOOK

Absent a major increase in politically-inspired domestic or regional violence, we believe Israeli equities have the potential to build on recent gains.

Supporting this view are relatively low interest rates that could dip below 6% by year's end. This may be enough to tempt long absent individual investors back into the market. Beyond this, many Israeli corporations have enhanced their competitiveness through ongoing rationalization and reorganization programs, and current valuations appear to us to be very reasonable.

Externally, the health of the U.S. economy, Israel's major export market, will have a decided impact on the breadth and pace of Israel's economic and equity market recovery. That the U.S. economy is acting like it may be in the early stages of a recovery itself bodes well for Israel.

As always, there are many caveats in discussing the performance of a country entwined in the global war on terrorism. There may also be some repercussions if investors look unkindly on current budget discussions.

For now, however, we are generally optimistic about the performance of Israel's economy and equity market, and have invested with this view in mind.

Respectfully,


/s/ Yaroslaw Aranowicz

Yaroslaw Aranowicz
Chief Investment Officer***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN ISRAEL, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.


* The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** The TA100 Index is an index of the 100 largest companies (i.e., in terms of market capitalization) listed on the Tel Aviv Stock Exchange. Investors cannot invest directly in an index.

*** Yaroslaw Aranowicz, who is a Vice President of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Aranowicz joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was Director of Research for Europe and the Middle East. Previously, he was an analyst for Latin American equities and fixed income at John Hancock Financial Services in New York. He completed a five-year integrated program in international business relations from Central School of Commerce in Warsaw, and holds an M.B.A. in finance and international business from New York University's Stern School of Business. Mr. Aranowicz is Chief Investment Officer of the Fund, The Emerging Markets Telecommunications Fund, Inc. and The Chile Fund, Inc. He is also an Investment Officer of The Brazilian Equity Fund, Inc. and The Latin America Equity Fund, Inc.

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 2003 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS          SEPTEMBER 30, 2003      SEPTEMBER 30, 2002
Aerospace/Defense-Equipment                      2.06%                    2.47%
Banking                                          9.31%                    9.33%
Chemicals                                        6.71%                    5.49%
Computer Data Security                           3.76%                    3.99%
Conglomerates                                    4.86%                    5.30%
Electronics/Electrical Equipment                 2.60%                    2.52%
Insurance                                        6.31%                    5.76%
Mortgage Banking                                 3.87%                    3.56%
Pharmaceuticals                                 23.84%                   15.99%
Telecommunications                               7.52%                    7.84%
Venture Capital                                 13.02%                   18.52%
Other                                           14.17%                   16.68%
Cash & Other Assets                              1.97%                    2.55%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                        PERCENT OF
    HOLDING                                                            SECTOR                           NET ASSETS
------------------------------------------------------------------------------------------------------------------
 1. Teva Pharmaceutical Industries Ltd.                            Pharmaceuticals                            15.6
------------------------------------------------------------------------------------------------------------------
 2. Agis Industries (1983) Ltd.                                    Pharmaceuticals                             7.8
------------------------------------------------------------------------------------------------------------------
 3. Harel Insurance Investments Ltd.                                  Insurance                                5.5
------------------------------------------------------------------------------------------------------------------
 4. Bezeq Israeli Telecommunication Corporation Ltd.             Telecommunications                            5.3
------------------------------------------------------------------------------------------------------------------
 5. Bank Hapoalim Ltd.                                                 Banking                                 5.1
------------------------------------------------------------------------------------------------------------------
 6. Check Point Software Technologies Ltd.                     Computer Data Security                          3.8
------------------------------------------------------------------------------------------------------------------
 7. Israel Chemicals Ltd.                                             Chemicals                                3.5
------------------------------------------------------------------------------------------------------------------
 8. Makhteshim-Agan Industries Ltd.                                   Chemicals                                3.2
------------------------------------------------------------------------------------------------------------------
 9. Bank Leumi Le-Israel Ltd.                                          Banking                                 3.1
------------------------------------------------------------------------------------------------------------------
10. Emerging Markets Ventures I L.P.                               Venture Capital                             2.6
------------------------------------------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003

                                                           NO. OF
DESCRIPTION                                                SHARES            VALUE
---------------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-98.03%

ISRAEL-95.42%

AEROSPACE/DEFENSE-EQUIPMENT-2.06%
Elbit Systems Ltd.                                           63,191      $    1,083,520
                                                                         --------------

BANKING-9.31%
Bank Hapoalim Ltd.+                                       1,360,800           2,679,343
Bank Leumi Le-Israel Ltd.+                                1,134,800           1,613,847
United Mizrahi Bank Ltd.+                                   215,000             605,716
                                                                         --------------
                                                                              4,898,906
                                                                         --------------

CHEMICALS-6.71%
Israel Chemicals Ltd.                                     1,415,000           1,856,312
Makhteshim-Agan
 Industries Ltd.                                            594,591           1,675,130
                                                                         --------------
                                                                              3,531,442
                                                                         --------------

COMPUTER DATA SECURITY-3.76%
Check Point Software
 Technologies Ltd.+                                         117,600           1,975,680
                                                                         --------------

COMPUTER SOFTWARE-1.58%
Formula Systems (1985) Ltd.+                                 65,000             830,783
                                                                         --------------

CONGLOMERATES-4.86%
Elco Holdings Ltd.                                           81,001             900,230
IDB Development
 Corporation Ltd.                                            47,501             837,997
IDB Holding Corporation Ltd.                                 51,001             815,967
                                                                         --------------
                                                                              2,554,194
                                                                         --------------

CONSTRUCTION-0.21%
Bayside Land Corporation Ltd.                                 1,174             112,116
                                                                         --------------

DIVERSIFIED OPERATIONS-0.57%
Elbit Medical Imaging Ltd.+                                  37,500             164,885
Macpell Industries Ltd.+                                    116,074              37,873
Plasson Ltd.                                                  6,744              95,606
                                                                         --------------
                                                                                298,364
                                                                         --------------

ELECTRONIC COMPONENTS/SEMICONDUCTORS-0.39%
Telsys Ltd.                                                  50,000             205,783
                                                                         --------------

                                                          NO. OF
DESCRIPTION                                            SHARES/UNITS          VALUE
---------------------------------------------------------------------------------------
ELECTRONICS/ELECTRICAL EQUIPMENT-2.60%
Camtek Ltd.+                                                 58,800      $      103,488
Elco Industries Ltd.+                                        30,000             139,739
Electra Consumer
 Products Ltd.+                                              50,000             542,304
Electra (Israel) Ltd.                                         8,642             496,857
Nisko Industries (1992) Ltd.+                                32,500              87,978
                                                                         --------------
                                                                              1,370,366
                                                                         --------------

FINANCIAL SERVICES-2.60%
F.I.B.I. Holdings Ltd.+                                     173,400           1,021,125
Gachelet Investments Co., Ltd.+                               9,819             346,891
                                                                         --------------
                                                                              1,368,016
                                                                         --------------

FOOD & BEVERAGES-1.67%
Elite Industries Ltd.                                       113,342             811,297
Gan Shmuel Food Industries                                   16,940              67,051
                                                                         --------------
                                                                                878,348
                                                                         --------------

FOOD-RETAIL-0.52%
Supersol Ltd.                                               137,094             274,250
                                                                         --------------

INDUSTRIAL TECHNOLOGY-1.27%
Cubital, Ltd.*+                                             329,278                   0
Orbotech, Ltd.+                                              32,755             669,512
                                                                         --------------
                                                                                669,512
                                                                         --------------

INSURANCE-6.31%
Clal Insurance Enterprise
 Holdings Ltd.                                               32,035             451,258
Harel Insurance
 Investments Ltd.                                            25,657           2,869,341
                                                                         --------------
                                                                              3,320,599
                                                                         --------------

INTERNET SOFTWARE-0.76%
Aladdin Knowledge Systems+                                   26,000             163,280
MIND C.T.I. Ltd.+                                            72,200             237,538
                                                                         --------------
                                                                                400,818
                                                                         --------------

INVESTMENT & HOLDING COMPANIES-1.22%
Ampal-American Israel Corp.,
 Class A+                                                   206,000             601,520
The Renaissance Fund LDC+++                                      60              38,747
                                                                         --------------
                                                                                640,267
                                                                         --------------

                                 See accompanying notes to financial statements.

                                                         NO. OF
DESCRIPTION                                           SHARES/UNITS           VALUE
---------------------------------------------------------------------------------------
METAL PRODUCTS-0.15%
Klil Industries Ltd.+                                        18,654      $       78,787
                                                                         --------------

MORTGAGE BANKING-3.87%
Discount Mortgage Bank Ltd.+                                 12,852           1,026,656
Israel Discount Bank Ltd.,
 Class A+                                                 1,297,828           1,007,248
                                                                         --------------
                                                                              2,033,904
                                                                         --------------

PAPER & RELATED PRODUCTS-0.44%
American Israeli Paper
 Mills Ltd.                                                   5,201             233,473
                                                                         --------------

PHARMACEUTICALS-23.84%
Agis Industries (1983) Ltd.+                                191,000           4,104,523
Peptor Ltd.*+                                                56,000             217,532
Teva Pharmaceutical Industries
 Ltd., ADR                                                  143,800           8,218,170
                                                                         --------------
                                                                             12,540,225
                                                                         --------------

REAL ESTATE INVESTMENT & MANAGEMENT-0.05%
Jerusalem Economic
 Corporation Ltd.+                                           11,000              25,322
                                                                         --------------

REAL ESTATE OPERATIONS/DEVELOPMENT-1.31%
Industrial Buildings
 Corporation Ltd.                                           195,279             150,106
Property & Building
 Corporation Ltd.                                             8,525             536,917
                                                                         --------------
                                                                                687,023
                                                                         --------------

TECHNOLOGY-0.05%
Lenslet Ltd., Series E
 Preferred*+                                                 30,838              25,000
Oren Semiconductor, Inc.,
 Series K*+                                                  29,951                   0
Oren Semiconductor, Inc.,
 Series L*+                                                  30,843                   0
Oren Semiconductor, Inc.,
 Series O, Units*+                                           46,035                   0
                                                                         --------------
                                                                                 25,000
                                                                         --------------

TELECOMMUNICATIONS-7.52%
AudioCodes Ltd.+                                             38,400      $      288,000
Bezeq Israeli Telecommunication
 Corporation Ltd.                                         2,791,751           2,774,789
ECI Telecom Ltd.+                                           105,164             424,863
NICE Systems Ltd., ADR+                                      24,600             467,400
                                                                         --------------
                                                                              3,955,052
                                                                         --------------

TRADING COMPANIES-0.52%
Rapac Electronics Ltd.                                      116,801             225,770
Rapac Technologies 2000 Ltd.+                                31,801              49,948
                                                                         --------------
                                                                                275,718
                                                                         --------------

TRANSPORTATION SERVICES-0.51%
Dan Vehicle &
 Transportation Ltd.                                        101,500             269,509
                                                                         --------------

VENTURE CAPITAL-10.41%
ABS GE Capital Giza
 Fund, L.P.+++                                            1,250,001             564,013
Advent Israel
 (Bermuda) L.P.+++                                        1,682,293             304,973
BPW Israel Ventures LLC+++#                               1,156,470             680,675
Concord Ventures II
 Fund L.P.+++#                                            1,640,000             729,900
Delta Fund I, L.P.+++#                                      187,500             140,942
Formula Ventures L.P.+++#                                   978,070             322,568
Giza GE Venture
 Fund III L.P.+++#                                          700,000             368,627
K.T. Concord Venture
 Fund L.P.+++                                             1,000,000             594,472
Neurone Ventures II, L.P.+++#                               337,500             152,270
Pitango Fund II LLC+++                                    1,000,000             328,564
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG+++#                                 1,000,000             593,180
SVE Star Ventures
 Enterprises No. II+++                                            5             401,546
Walden-Israel Ventures, L.P.+++                             500,000             134,805
Walden-Israel
 Ventures III, L.P.+++#                                     288,750             158,362
                                                                         --------------
                                                                              5,474,897
                                                                         --------------

See accompanying notes to financial statements.

                                                         NO. OF
DESCRIPTION                                           SHARES/UNITS           VALUE
---------------------------------------------------------------------------------------
WIRELESS EQUIPMENT-0.35%
Alvarion Ltd.+                                               28,700      $      183,967
                                                                         --------------

TOTAL ISRAEL
 (Cost $49,708,574)                                                          50,195,841
                                                                         --------------

GLOBAL-2.61%

VENTURE CAPITAL-2.61%
Emerging Markets
 Ventures I L.P.+++#
 (Cost $1,636,920)                                        2,183,651           1,371,529
                                                                         --------------

TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES-98.03%
 (Cost $51,345,494)                                                          51,567,370
                                                                         --------------

                                                       PRINCIPAL
DESCRIPTION                                          AMOUNT (000'S)          VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.25%

GRAND CAYMAN-2.25%
Brown Brothers Harriman & Co.,
 overnight deposit, 0.30%,
 10/01/03** (Cost $1,186,000)                        $        1,186      $    1,186,000
                                                                         --------------
TOTAL INVESTMENTS-100.28%
 (Cost $52,531,494) (Notes A, D, F)                                          52,753,370
                                                                         --------------
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(0.28)%                                                          (149,511)
                                                                         --------------
NET ASSETS-100.00%                                                       $   52,603,859
                                                                         ==============

++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by the Board of Directors. (See Notes A and G.)
+    Security is non-income producing.
# As of September 30, 2003, the Fund has committed to investing additional capital as follows: Emerging Markets Ventures I L.P. ($316,349), Formula Ventures L.P. ($21,930), Giza GE Venture Fund III L.P. ($550,000), Concord Ventures II Fund L.P. ($360,000), Delta Fund I, L.P. ($62,500), BPW Israel Ventures LLC ($1,143,530), Neurone Ventures II, L.P. ($412,500), Walden-Israel Ventures III, L.P. ($1,086,250) and SVE Star Ventures Enterprises GmbH & Co. No. IX KG ($1,000,000). The aggregate amount of open commitments for the Fund is $4,953,059.
* Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors. (See Note A.)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depositary Receipts.

                                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2003

ASSETS

Investments, at value (Cost $52,531,494) (Notes A, D, F)                                     $   52,753,370
Cash                                                                                                    151
Receivables:
    Israeli tax refund (Note A)                                                                      96,012
    Dividends                                                                                         8,459
Prepaid expenses                                                                                      7,907
                                                                                             --------------
Total Assets                                                                                     52,865,899
                                                                                             --------------

LIABILITIES

Payables:
    Investment advisory fees (Note B)                                                               125,085
    Directors' fees                                                                                   9,828
    Administration fees (Note B)                                                                      7,807
    Other accrued expenses                                                                          119,320
                                                                                             --------------
Total Liabilities                                                                                   262,040
                                                                                             --------------
NET ASSETS (applicable to 4,259,295 shares of common stock outstanding) (Note C)             $   52,603,859
                                                                                             ==============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 4,259,295 shares issued and outstanding
 (100,000,000 shares authorized)                                                             $        4,259
Paid-in capital                                                                                  54,788,235
Accumulated net realized loss on investments and foreign currency related transactions           (2,410,515)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currency                                             221,880
                                                                                             --------------
Net assets applicable to shares outstanding                                                  $   52,603,859
                                                                                             ==============

NET ASSET VALUE PER SHARE ($52,603,859 DIVIDED BY 4,259,295)                                 $        12.35
                                                                                             ==============

MARKET PRICE PER SHARE                                                                       $        10.10
                                                                                             ==============

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003

INVESTMENT LOSS

Income (Note A):
   Dividends                                                                                 $      789,762
   Interest                                                                                          15,887
   Net investment loss allocated from partnerships                                                 (489,361)
   Less: Foreign taxes withheld                                                                    (176,705)
                                                                                             --------------
   Total Investment Income                                                                          139,583
                                                                                             --------------

Expenses:
   Investment advisory fees (Note B)                                                                529,754
   Legal fees                                                                                       215,133
   Custodian fees                                                                                   101,868
   Audit fees                                                                                        73,168
   Administration fees (Note B)                                                                      58,874
   Printing (Note B)                                                                                 50,319
   Directors' fees                                                                                   43,800
   Transfer agent fees                                                                               30,540
   Accounting fees                                                                                   30,000
   NYSE listing fees                                                                                 20,134
   Insurance                                                                                          8,319
   Miscellaneous                                                                                      8,631
                                                                                             --------------
   Total Expenses                                                                                 1,170,540
   Less: Fee waivers (Note B)                                                                      (102,108)
                                                                                             --------------
     Net Expenses                                                                                 1,068,432
                                                                                             --------------
   Net Investment Loss                                                                             (928,849)
                                                                                             --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from:
    Investments                                                                                  (2,325,528)
    Foreign currency related transactions                                                            (4,374)
Net change in unrealized depreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency                                 16,900,584
                                                                                             --------------
Net realized and unrealized gain on investments and foreign currency related transactions        14,570,682
                                                                                             --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $   13,641,833
                                                                                             ==============

                                 See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE FISCAL YEARS ENDED
                                                                                            SEPTEMBER 30,
                                                                                  --------------------------------
                                                                                       2003                2002
                                                                                  -------------       -------------
INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment loss                                                            $    (928,849)      $    (711,670)
   Net realized gain/(loss) on investments and foreign currency related
    transactions                                                                     (2,329,902)          1,278,764
   Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated
    in foreign currency                                                              16,900,584          (8,950,726)
                                                                                  -------------       -------------
     Net increase/(decrease) in net assets resulting from operations                 13,641,833          (8,383,632)
                                                                                  -------------       -------------
Distributions to shareholders:
   Net realized gain on investments                                                  (1,495,013)           (724,080)
                                                                                  -------------       -------------
     Total increase/(decrease) in net assets                                         12,146,820          (9,107,712)
                                                                                  -------------       -------------
NET ASSETS

Beginning of year                                                                    40,457,039          49,564,751
                                                                                  -------------       -------------
End of year                                                                       $  52,603,859       $  40,457,039
                                                                                  =============       =============

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003

DECREASE IN CASH FROM

Operating Activities:
   Investment income received                                                $    248,647
   Operating expenses paid                                                     (1,110,150)
   Purchases of long-term portfolio investments                                (1,332,839)
   Proceeds from disposition of long-term portfolio investments                 3,747,124
   Net purchase of short-term portfolio investments                              (134,000)
                                                                             ------------
Net increase in cash from operating activities                                                      $    1,418,782

Financing Activities:
   Cash distributions paid                                                     (1,495,013)
                                                                             ------------
Net decrease in cash from financing activities                                                          (1,495,013)
                                                                                                    --------------
Net decrease in cash                                                                                       (76,231)
Cash at beginning of year*                                                                                  76,382
                                                                                                    --------------
Cash at end of year                                                                                 $          151
                                                                                                    ==============
RECONCILIATION OF NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS TO NET INCREASE IN CASH
 FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations                                                $   13,641,833

Adjustments:
 Decrease in receivables                                                     $    109,064
 Decrease in accrued expenses                                                     (44,647)
 Decrease in prepaid expenses                                                       2,929
 Net increase in cash from investment transactions                              2,280,285
 Net realized and unrealized gain on investments and foreign currency
  related transactions                                                        (14,570,682)
                                                                             ------------
Total adjustments                                                                                      (12,223,051)
                                                                                                    --------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES                                                      $    1,418,782
                                                                                                    ==============

----------
* The amount shown is after a reclassification of $1,052,000 from cash at the beginning of the year to short-term investment.

                                 See accompanying notes to financial statements.

                       This page left intentionally blank.

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                    FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                    ----------------------------------------
                                                                       2003           2002           2001
                                                                    ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                  $     9.50     $    11.64     $    23.24
                                                                    ----------     ----------     ----------
Net investment income/(loss)                                             (0.22)+        (0.17)+        (0.06)+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                               3.42          (1.80)         (8.39)
                                                                    ----------     ----------     ----------
Net increase/(decrease) in net assets resulting from operations           3.20          (1.97)         (8.45)
                                                                    ----------     ----------     ----------
Dividends and distributions to shareholders:
  Net investment income                                                     --             --          (0.08)
  Net realized gain on investments and
    foreign currency related transactions                                (0.35)         (0.17)         (3.07)
                                                                    ----------     ----------     ----------
Total dividends and distributions to shareholders                        (0.35)         (0.17)         (3.15)
                                                                    ----------     ----------     ----------
Anti-dilutive impact due to capital shares repurchased                      --             --             --
                                                                    ----------     ----------     ----------
Net asset value, end of year                                        $    12.35     $     9.50     $    11.64
                                                                    ==========     ==========     ==========
Market value, end of year                                           $    10.10     $     7.41     $     9.60
                                                                    ==========     ==========     ==========
Total investment return (a)                                              40.57%        (21.24)%       (38.21)%
                                                                    ==========     ==========     ==========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                               $   52,604     $   40,457     $   49,565
Ratio of expenses to average net assets (b)                               2.31%          2.08%          1.88%
Ratio of expenses to average net assets, excluding fee waivers            2.54%          2.30%          2.09%
Ratio of net investment income/(loss) to average net assets (b)          (2.01)%        (1.44)%        (0.39)%
Portfolio turnover rate                                                   2.94%         11.26%         21.11%

+   Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

                                 See accompanying notes to financial statements.

                                                                           FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                    -------------------------------------------------------
                                                                       2000           1999           1998           1997
                                                                    ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                  $    17.18     $    15.04     $    18.41     $    13.10
                                                                    ----------     ----------     ----------     ----------
Net investment income/(loss)                                             (0.02)+        (0.02)+         0.07           0.35
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                               7.80           3.21          (2.97)          6.20
                                                                    ----------     ----------     ----------     ----------
Net increase/(decrease) in net assets resulting from operations           7.78           3.19          (2.90)          6.55
                                                                    ----------     ----------     ----------     ----------
Dividends and distributions to shareholders:
  Net investment income                                                  (0.41)         (0.21)            --             --
  Net realized gain on investments and
    foreign currency related transactions                                (1.46)         (1.20)         (0.47)         (1.24)
                                                                    ----------     ----------     ----------     ----------
Total dividends and distributions to shareholders                        (1.87)         (1.41)         (0.47)         (1.24)
                                                                    ----------     ----------     ----------     ----------
Anti-dilutive impact due to capital shares repurchased                    0.15           0.36             --             --
                                                                    ----------     ----------     ----------     ----------
Net asset value, end of year                                        $    23.24     $    17.18     $    15.04     $    18.41
                                                                    ==========     ==========     ==========     ==========
Market value, end of year                                           $   18.563     $   14.000     $   11.813     $   14.938
                                                                    ==========     ==========     ==========     ==========
Total investment return (a)                                              47.61%         32.61%        (18.05)%        44.36%
                                                                    ==========     ==========     ==========     ==========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                               $   98,979     $   76,683     $   75,373     $   92,298
Ratio of expenses to average net assets (b)                               2.05%          2.05%          2.06%          2.26%
Ratio of expenses to average net assets, excluding fee waivers            2.28%          2.30%          2.31%          2.30%
Ratio of net investment income/(loss) to average net assets (b)          (0.08)%        (0.12)%         0.42%          2.20%
Portfolio turnover rate                                                  27.06%         18.65%         29.11%         16.98%

                                                                    FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                    ----------------------------------------
                                                                       1996           1995           1994
                                                                    ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                  $    13.20     $    11.74     $    15.83
                                                                    ----------     ----------     ----------
Net investment income/(loss)                                             (0.09)         (0.10)         (0.28)
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                              (0.01)          1.56          (3.27)
                                                                    ----------     ----------     ----------
Net increase/(decrease) in net assets resulting from operations          (0.10)          1.46          (3.55)
                                                                    ----------     ----------     ----------
Dividends and distributions to shareholders:
  Net investment income                                                     --             --             --
  Net realized gain on investments and
    foreign currency related transactions                                   --             --          (0.54)
                                                                    ----------     ----------     ----------
Total dividends and distributions to shareholders                           --             --          (0.54)
                                                                    ----------     ----------     ----------
Anti-dilutive impact due to capital shares repurchased                      --             --             --
                                                                    ----------     ----------     ----------
Net asset value, end of year                                        $    13.10     $    13.20     $    11.74
                                                                    ==========     ==========     ==========
Market value, end of year                                           $   11.250     $   12.000     $   13.250
                                                                    ==========     ==========     ==========
Total investment return (a)                                              (6.25)%        (9.43)%       (21.26)%
                                                                    ==========     ==========     ==========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                               $   65,649     $   66,150     $   58,855
Ratio of expenses to average net assets (b)                               2.23%          2.57%          2.64%
Ratio of expenses to average net assets, excluding fee waivers              --             --             --
Ratio of net investment income/(loss) to average net assets (b)          (0.68)%        (0.91)%        (2.08)%
Portfolio turnover rate                                                  21.68%         22.17%         17.07%

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. At September 30, 2003, the Fund held 13.55% of its net assets in securities valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $13,266,323 and fair value of $7,127,705. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the fiscal year ended September 30, 2003, the Fund did not incur any Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to 15% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. Israeli tax refunds represent reclaims of taxes withheld on dividends. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and this difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel ("Israeli-Related Securities").

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly market value or net assets (whichever is lower) invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly market value or net assets (whichever is lower). CSAM has agreed to waive the advisory fee previously payable to the Fund's former investment sub-adviser. For the fiscal year ended September 30, 2003, CSAM earned $529,754 for advisory services, of which CSAM waived $102,108. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended September 30, 2003, CSAM was reimbursed $8,082 for administrative services rendered to the Fund.

Effective April 24, 2003, Credit Suisse Asset Management Limited ("Sub-Adviser") serves as the Fund's investment sub-adviser. CSAM currently pays the Sub-Adviser on a quarterly basis a fee of $250,000 per annum for services rendered with respect to the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed as such. The Fund does not pay the Sub-Adviser.

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Analyst I.M.S. is paid a fee, out of the advisory fee payable to CSAM, calculated weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever is lower). In addition, CSAM paid Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 18%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the fiscal year ended September 30, 2003, Analyst I.M.S. earned $159,046 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on the Fund's trades executed in Israel. For the fiscal year ended September 30, 2003, such commissions amounted to approximately $500.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the fiscal year ended September 30, 2003, BSFM earned $50,792 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the fiscal year ended September 30, 2003, Merrill was paid $48,238 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at September 30, 2003, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For the fiscal year ended September 30, 2003, purchases and sales of securities, other than short-term investments, were $1,317,809 and $2,990,983, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the fiscal year ended September 30, 2003, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

The tax characteristics of dividends and distributions paid during the fiscal years ended September 30, for the Fund were as follows:

   ORDINARY INCOME          LONG-TERM CAPITAL GAINS
---------------------      ------------------------
  2003        2002            2003          2002
---------   ---------      -----------   ----------
    -       $ 521,155      $ 1,495,013   $  202,925

At September 30, 2003, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income                         -
Accumulated net realized loss              $ (2,303,316)
Unrealized appreciation                         114,681
                                           ------------
Total distributable earnings               $ (2,188,635)
                                           ============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended September 30, 2003, the Fund elected to defer net realized foreign currency losses of $4,169 and net realized losses from investments of $721,061.

At September 30, 2003, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $1,578,086 expiring in 2011.

At September 30, 2003, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $52,638,693, $12,956,418, $(12,841,741) and
$114, 677.

At September 30, 2003, the Fund reclassified from accumulated net realized loss on investments and foreign currency related transactions of $21,551 to accumulated net investment loss. In addition, the Fund reclassified $950,400 from accumulated net investment loss and $1,017 from accumulated net realized loss on investments and foreign currency related transactions to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of September 30, 2003, value per unit/share of such securities and percent of net assets which the securities comprise.

                                        NUMBER                                             FAIR                       PERCENT
                                          OF                                             VALUE AT      VALUE PER      OF NET
SECURITY                             UNITS/SHARES   ACQUISITION DATES       COST        09/30/2003     UNIT/SHARE     ASSETS
--------                             ------------   -----------------   ------------    ----------     ----------     -------
ABS GE Capital Giza Fund, L.P.         1,250,001   02/03/98 - 02/13/02  $  1,122,281    $   564,013    $     0.45       1.07
                                       ---------                        ------------    -----------                     ----
Advent Israel (Bermuda) L.P.           1,682,293   06/16/93 - 01/16/98     1,902,913        304,973          0.18       0.58
                                       ---------                        ------------    -----------                     ----
BPW Israel Ventures LLC                1,121,970   10/05/00 - 07/01/02       926,114        660,369          0.59       1.25
                                          17,250        01/07/03              15,710         10,153          0.59       0.02
                                          17,250        06/30/03              15,710         10,153          0.59       0.02
                                       ---------                        ------------    -----------                     ----
                                       1,156,470                             957,534        680,675                     1.29
                                       ---------                        ------------    -----------                     ----
Concord Ventures II Fund L.P.          1,500,000   03/29/00 - 07/29/02     1,198,105        667,591          0.45       1.27
                                          60,000        04/03/03              52,175         26,704          0.45       0.05
                                          80,000        07/15/03              69,567         35,605          0.45       0.07
                                       ---------                        ------------    -----------                     ----
                                       1,640,000                           1,319,847        729,900                     1.39
                                       ---------                        ------------    -----------                     ----
Delta Fund I, L.P.                       137,500   11/15/00 - 04/01/02       113,068        103,358          0.75       0.19
                                          25,000        01/31/03              24,036         18,792          0.75       0.04
                                          25,000        09/19/03              24,036         18,792          0.75       0.04
                                       ---------                        ------------    -----------                     ----
                                         187,500                             161,140        140,942                     0.27
                                       ---------                        ------------    -----------                     ----
Emerging Markets Ventures I L.P.       1,911,609   01/22/98 - 01/10/01     1,431,225      1,200,662          0.63       2.29
                                         260,901        10/01/02             196,771        163,869          0.63       0.31
                                          11,141        06/30/03               8,924          6,998          0.63       0.01
                                       ---------                        ------------    -----------                     ----
                                       2,183,651                           1,636,920      1,371,529                     2.61
                                       ---------                        ------------    -----------                     ----
Formula Ventures L.P.                    933,172   08/06/99 - 07/03/02       406,116        307,760          0.33       0.58
                                          26,991        04/03/03              15,156          8,902          0.33       0.02
                                          17,907        07/24/03              10,316          5,906          0.33       0.01
                                       ---------                        ------------    -----------                     ----
                                         978,070                             431,588        322,568                     0.61
                                       ---------                        ------------    -----------                     ----
Giza GE Venture Fund III L.P.            625,000   01/31/00 - 05/28/02       493,885        329,131          0.53       0.62
                                          75,000        04/30/03              66,230         39,496          0.53       0.08
                                       ---------                        ------------    -----------                     ----
                                         700,000                             560,115        368,627                     0.70
                                       ---------                        ------------    -----------                     ----

                                        NUMBER                                             FAIR                       PERCENT
                                          OF                                             VALUE AT       VALUE PER     OF NET
SECURITY                             UNITS/SHARES   ACQUISITION DATES        COST       09/30/2003     UNIT/SHARE     ASSETS
--------                             ------------   -----------------   ------------    ----------     -----------    -------
K.T. Concord Venture Fund L.P.         1,000,000   12/08/97 - 09/29/00  $    897,683    $   594,472    $      0.59      1.13
                                       ---------                        ------------    -----------                    -----
Neurone Ventures II, L.P.                270,000   11/24/00 - 06/17/02       209,414        121,816           0.45      0.23
                                          30,000        01/27/03              27,399         13,535           0.45      0.03
                                          37,500        09/19/03              34,248         16,919           0.45      0.03
                                       ---------                        ------------    -----------                    -----
                                         337,500                             271,061        152,270                     0.29
                                       ---------                        ------------    -----------                    -----
Pitango Fund II LLC                    1,000,000   10/31/96 - 08/01/01       605,908        328,564           0.33      0.63
                                       ---------                        ------------    -----------                    -----
SVE Star Ventures Enterprises
  GmbH & Co. No. IX KG                   730,000   12/21/00 - 03/04/02       533,442        433,021           0.59      0.83
                                          20,000        01/14/03                   -         11,864           0.59      0.02
                                         250,000        08/18/03             235,559        148,295           0.59      0.28
                                       ---------                        ------------    -----------                    -----
                                       1,000,000                             769,001        593,180                     1.13
                                       ---------                        ------------    -----------                    -----
SVE Star Ventures
  Enterprises No. II                           5        10/10/94             675,857        401,546      80,309.27      0.76
                                       ---------                        ------------    -----------                    -----
The Renaissance Fund LDC                      60   03/30/94 - 03/21/97       213,866         38,747         645.89      0.07
                                       ---------                        ------------    -----------                    -----
Walden-Israel Ventures, L.P.             500,000   09/28/93 - 05/16/97       384,717        134,805           0.27      0.26
                                       ---------                        ------------    -----------                    -----
Walden-Israel Ventures III, L.P.         220,000   02/23/01 - 06/19/02       153,975        120,657           0.55      0.23
                                          68,750        04/01/03              58,136         37,705           0.55      0.07
                                       ---------                        ------------    -----------                    -----
                                         288,750                             212,111        158,362                     0.30
                                       ---------                        ------------    -----------                    -----
Total                                                                   $ 12,122,542    $ 6,885,173                    13.09
                                                                        ============    ===========                    =====

The Fund may incur certain costs in connection with the disposition of the above securities.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of The First Israel Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The First Israel Fund, Inc. (the "Fund") at September 30, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion.

As explained in Note A, the financial statements include securities valued at $7,127,705 (13.55% of net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures established by the Board of Directors to value such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
November 21, 2003

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 24, 2003, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)   To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                          FOR          WITHHELD
----------------                                        ---------     ----------
Enrique R. Arzac                                        3,177,694         48,832
William W. Priest, Jr.                                  3,127,739         98,787

In addition to the directors re-elected at the meeting, George W. Landau, Jonathan W. Lubell and Steven N. Rappaport continued as directors of the Fund.

Effective January 17, 2003, Richard W. Watt resigned as President, Chief Investment Officer and Director of the Fund.

Effective May 21, 2003, Joseph D. Gallagher was appointed as Chairman of the Fund, Chief Executive Officer and President of the Fund. Laurence R. Smith who previously held these positions has resigned effective May 21, 2003.

(2) To approve a Sub-Advisory Agreement among the Fund, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited.

                                                 FOR         AGAINST     ABSTAIN
                                              ---------      -------     -------
                                              2,387,044      816,616      22,866

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (September 30, 2003) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. The $0.35 per share distribution paid in respect of such fiscal year is represented entirely by net realized long-term capital gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2003.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2003. The notification will reflect the amount, if any, that calendar year 2003 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January 2004.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The First Israel Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.


InvestLink is a service mark of EquiServe, L.P.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                      TERM                                    NUMBER OF
                                                   OF OFFICE                                PORTFOLIOS IN
                                                      AND                                        FUND
                                 POSITION(S)         LENGTH              PRINCIPAL             COMPLEX                OTHER
NAME, ADDRESS AND                 HELD WITH         OF TIME        OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
DATE OF BIRTH                        FUND            SERVED           PAST FIVE YEARS          DIRECTOR         HELD BY DIRECTOR
------------------------       ---------------   ------------    ------------------------  --------------    ---------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac               Director;         Since 1996;     Professor of Finance and  8                 Director of The Adams
c/o Credit Suisse Asset        Nominating and    current term    Economics, Graduate                         Express Company (a
Management, LLC                Audit Committee   ends at the     School of Business,                         closed- end investment
466 Lexington Avenue           Member            2006 annual     Columbia University                         company); Director of
New York, New York                               meeting         since 1971                                  Petroleum and
10017-3140                                                                                                   Resources Corporation
                                                                                                             (a closed-end
Date of Birth: 02/10/41                                                                                      investment company)

George W. Landau               Director;         Since 1995;     Senior Advisor, Latin     5                 Director of GAM Funds,
c/o Credit Suisse Asset        Nominating and    current term    America, The Coca-Cola                      Inc.
Management, LLC                Audit Committee   ends at the     Company since 1988
466 Lexington Avenue           Member            2004 annual
New York, New York                               meeting
10017-3140

Date of Birth: 03/04/20

Jonathan W. Lubell             Director;         Since 1992;     Partner, Van Lierop &     1                 None
Van Lierop & Burns             Nominating and    current term    Burns since 2003;
320 Convent Avenue             Audit Committee   ends at the     Partner, Morrison Cohen
New York, New York             Member            2005 annual     Singer & Weinstein from
10031                                            meeting         1989 to 2003

Date of Birth: 11/09/29

Steven N. Rappaport            Director;         Since 1992;     Partner of Lehigh Court,  45                None
Lehigh Court, LLC              Nominating and    current term    LLC and RZ Capital
40 East 52nd Street            Audit Committee   ends at the     (private investment
New York, New York             Member            2005 annual     firms) since July 2002;
10022                                            meeting         Consultant to SunGard
                                                                 Securities Finance, Inc.
Date of Birth: 07/10/48                                          from February 2002 to
                                                                 July 2002; President of
                                                                 SunGard Securities
                                                                 Finance, Inc. from 2001
                                                                 to February 2002;
                                                                 President of Loanet,
                                                                 Inc. (on-line accounting
                                                                 service) from 1997 to
                                                                 2001

                                                      TERM                                    NUMBER OF
                                                   OF OFFICE                                PORTFOLIOS IN
                                                      AND                                        FUND
                                 POSITION(S)         LENGTH              PRINCIPAL             COMPLEX                OTHER
NAME, ADDRESS AND                 HELD WITH         OF TIME        OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
DATE OF BIRTH                        FUND            SERVED           PAST FIVE YEARS          DIRECTOR         HELD BY DIRECTOR
-------------------------      ---------------   ------------    ------------------------  --------------    ---------------------
INTERESTED DIRECTOR

William W. Priest, Jr.*        Director          Since 1997;     Co-Managing Partner,      50                Director of Globe
Steinberg Priest & Sloane                        current term    Steinberg Priest &                          Wireless, L.L.C.
Capital Management, LLC                          ends at the     Sloane Capital                              (a maritime
12 East 49th Street                              2006 annual     Management, LLC since                       communications
12th Floor                                       meeting         March 2001; Chairman                        company); Director of
New York, New York                                               and Managing Director                       InfraRed X(a medical
10017                                                            of CSAM from 2000 to                        device company)
                                                                 February 2001, Chief
Date of Birth: 09/24/41                                          Executive Officer and
                                                                 Managing Director of
                                                                 CSAM from 1990 to 2000

                                 POSITION(S)       LENGTH
NAME, ADDRESS AND                HELD WITH         OF TIME
DATE OF BIRTH                       FUND            SERVED                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------       ---------------   ------------    -------------------------------------------------------------------
OFFICERS

Joseph D. Gallagher**          Chairman of the   Since 2003      Managing Director and Chief Executive Officer of CSAM since
Credit Suisse Asset            Fund, Chief                       2003; Global Chief Financial Officer, Credit Suisse Asset
Management, LLC                Executive                         Management since 1999; Chief Executive Officer and Director of
466 Lexington Avenue           Officer and                       Credit Suisse Asset Management Limited, London, England, from
New York, New York             President                         June 2000 to 2003; Director of Credit Suisse Asset Management
10017-3140                                                       Funds (UK) Limited, London, England, from June 2000 to 2003;
                                                                 Managing Director, Head-Asian Corporate Finance and M&A, Credit
Date of Birth: 12/14/62                                          Suisse First Boston, Hong Kong, China, from January 1998 to May
                                                                 1999; Officer of other Credit Suisse Funds

Yaroslaw Aranowicz             Chief Investment  Since 2003      Vice President of CSAM; Associated with CSAM since 1998; Officer
Credit Suisse Asset            Officer                           of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 05/08/63

Hal Liebes                     Senior Vice       Since 1997      Managing Director and Global General Counsel of CSAM; Associated
Credit Suisse Asset            President                         with CSAM since 1997; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended. Mr. Priest is an interested person of the Fund because he provided consulting services to CSAM within the last two years.

** Effective May 21, 2003, Joseph D. Gallagher was appointed as Chairman of the Fund, Chief Executive Officer and President of the Fund. Laurence R. Smith who previously held these positions has resigned effective May 21, 2003.

                                 POSITION(S)       LENGTH
NAME, ADDRESS AND                 HELD WITH        OF TIME
DATE OF BIRTH                        FUND           SERVED                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------         ---------------   ------------    -------------------------------------------------------------------
OFFICERS--(CONCLUDED)

Michael A. Pignataro           Chief Financial   Since 1993      Director and Director of Fund Administration of CSAM; Associated
Credit Suisse Asset            Officer and                       with CSAM since 1984; Officer of other Credit Suisse Funds
Management, LLC                Secretary
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Rocco A. Del Guercio           Vice President    Since 1997      Vice President and Administrative Officer of CSAM; Associated with
Credit Suisse Asset                                              CSAM since 1996; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Robert M. Rizza                Treasurer         Since 1999      Assistant Vice President of CSAM since January 2001; Associated
Credit Suisse Asset                                              with CSAM since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC


Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

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SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2003, CSAM managed over $49 billion in the U.S. and, together with its global affiliates, managed assets of over $312 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Frst Israel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael." The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam-americas.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

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DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Director

George W. Landau        Director

Jonathan W. Lubell      Director

William W. Priest, Jr.  Director

Steven N. Rappaport     Director

Joseph D. Gallagher     Chairman of the Fund,
                        Chief Executive Officer and
                        President

Yaroslaw Aranowicz      Chief Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[ISL LISTED NYSE(R) LOGO]

                                                                      3917-AR-03

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 10(a)(1) to this Form. There were no amendments to the code during the fiscal year ended September 30, 2003. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended September 30, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement is not yet effective with respect to the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement is not yet effective with respect to the Registrant.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Credit Suisse Asset Management, LLC (the "Adviser"). The Proxy Voting Policies and Procedures of the Adviser (the "Proxy Voting Policies") are included as Exhibit 10(c) hereto.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certifications of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of principal executive officer and principal financial officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002.

(c)    Proxy Voting Policies.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The First Israel Fund, Inc.

By:    /s/ Joseph D. Gallagher
------------------------------
Name:   Joseph D. Gallagher
Title: Chief Executive Officer
Date:   December 4, 2003

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Joseph D. Gallagher
------------------------------
Name:   Joseph D. Gallagher
Title: Chief Executive Officer
Date:   December 4, 2003

By:    /s/ Michael A. Pignataro
-------------------------------
Name:   Michael A. Pignataro
Title: Chief Financial Officer
Date:   December 4, 2003

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